Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	88 Hillside Homeowners Association	California
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Street Venture II LLC	Delaware
6	303 Third Street Venture I SPE LLC	Delaware
7	303 Third Street Venture II SPE LLC	Delaware
8	402 West 38th Street Corp.	New York
9	777 Sixth Avenue Owner LLC	Delaware
10	1145 Acquisition, L.L.C.	Delaware
11	Amberton Apartments, L.L.C.	Virginia
12	ANE Associates, L.L.C.	Delaware
13	Argus Land Company, Inc.	Alabama
14	Arrington Place Condominium Association	Washington
15	Artery Northampton Limited Partnership	Maryland
16	Avon Place Condominium Association, Inc.	Connecticut
17	Balaton Condominium, LLC	Delaware
18	Barcelona Condominium, LLC	Delaware
19	BEL Residential Properties Trust	Maryland
20	BEL-EQR II Limited Partnership	Illinois
21	BEL-EQR II, L.L.C.	Delaware
22	Belle Arts Condominium Association	Washington
23	Brookside Place Associates, L.P.	California
24	Brookside Place G.P. Corp.	Delaware
25	Buena Vista Place Associates	Florida
26	Canterbury Apartments, L.L.C.	Maryland
27	Canterbury Apartments SPE, LLC	Delaware
28	Canyon Creek Village Associates, L.P.	California
29	Canyon Creek Village G.P. Corp.	Delaware
30	CAPREIT Clarion Limited Partnership	Georgia
31	CAPREIT Creekwood Limited Partnership	North Carolina
32	CAPREIT Garden Lake Limited Partnership	Georgia
33	CAPREIT Hidden Oaks Limited Partnership	North Carolina
34	CAPREIT Highland Grove Limited Partnership	Georgia
35	CAPREIT Mariner's Wharf Limited Partnership	Florida
36	CAPREIT Silver Springs Limited Partnership	Florida
37	CAPREIT Westwood Pines Limited Partnership	Florida
38	CAPREIT Woodcrest Villa Limited Partnership	Michigan
39	Carrollwood Place Limited Partnership	Texas
40	Cedar Crest General Partnership	Illinois
41	Centerpoint Apartment Associates, Ltd.	Alabama

	Entity	Formation State
42	Charles River Park "D" Company	Massachusetts
43	Chinatown Gateway, L.L.C.	Delaware
44	Cobblestone Village Community Rentals, L.P.	California
45	Cobblestone Village G.P. Corp.	Delaware
46	Country Club Associates Limited Partnership	Maryland
47	Country Club Condominium, L.L.C.	Delaware
48	Country Oaks Associates, L.P.	California
49	Country Oaks G.P. Corp.	Delaware
50	Country Ridge General Partnership	Illinois
51	CRICO of Fountain Place Limited Partnership	Minnesota
52	CRICO of Ocean Walk Limited Partnership	Florida
53	Crowntree Lee Vista, L.L.C.	Delaware
54	CRP Service Company, L.L.C.	Delaware
55	CRSI SPV 103, Inc.	Delaware
56	CRSI SPV 30130, Inc.	Delaware
57	CRSI SPV 30150, Inc.	Delaware
58	CRSI SPV 30197, Inc.	Delaware
59	Deerfield Associates, L.P.	California
60	Deerfield G.P. Corp.	Delaware
61	Duxford Insurance Company, LLC	Vermont
62	Duxford LLC	Delaware
63	E-Lodge Associates Limited Partnership	Illinois
64	EC-500 Elliott, L.L.C.	Delaware
65	EC-Alexandria, LLC	Delaware
66	EC-Arrington Place, LLC	Delaware
67	EC-Avon Place, LLC	Delaware
68	EC-Belle Arts, L.L.C.	Delaware
69	EC-Bordeaux, L.L.C.	Delaware
70	EC-Braewood, L.L.C.	Delaware
71	EC-Fairway Greens, L.L.C.	Delaware
72	EC-Fifth Avenue North, L.L.C.	Delaware
73	EC-Grand Marquis, L.L.C.	Delaware
74	EC-Hamilton Villas GP, LLC	Delaware
75	EC-Hamilton Villas, LP	Delaware
76	EC-Magnuson Pointe, L.L.C.	Delaware
77	EC-Martine, LLC	Delaware
78	EC-Milano Terrace, L.L.C.	Delaware
79	EC-Mission Verde, LLC	Delaware
80	EC-Mission Verde, LP	Delaware
81	EC-Pacific Cove, L.L.C.	Delaware
82	EC-Park Bloomingdale, L.L.C.	Delaware
83	EC-South Palm Place, L.L.C.	Delaware
84	EC-Timber Ridge, L.L.C.	Delaware
85	EC-Tuscany Villas, L.L.C.	Delaware
86	ECH-GFR, Inc.	Ohio

	Entity	Formation State
87	Edgewater Community Rentals, L.P.	California
88	Edgewater G.P. Corp.	Delaware
89	EQR (1999) Hampden Town Center LLC	Delaware
90	EQR (1999) Homestead LLC	Delaware
91	EQR (1999) Master Limited Liability Company	Delaware
92	EQR (1999) Towers LLC	Delaware
93	EQR (1999) Warner Ridge LLC	Delaware
94	EQR (1999) Warner Ridge Phase III LLC	Delaware
95	EQR (2000) Ballpark Lofts LLC	Delaware
96	EQR (2000) Concord LLC	Delaware
97	EQR (2000) Harbour Pointe LLC	Delaware
98	EQR (2000) Master Liability Company	Delaware
99	EQR - S & T, L.L.C.	Delaware
100	EQR Chase Knolls Lender LLC	Delaware
101	EQR Ironwood, L.L.C.	Delaware
102	EQR Marks A, L.L.C.	Delaware
103	EQR Marks B, L.L.C.	Delaware
104	EQR No. Four Master Limited Partnership	Delaware
105	EQR No. One Master Limited Partnership	Delaware
106	EQR No. Three Master Limited Partnership	Delaware
107	EQR No. Two Master Limited Partnership	Delaware
108	EQR-12th & Massachusetts, LLC	Delaware
109	EQR-41 West 86th, LLC	Delaware
110	EQR-50 West 77th, LLC	Delaware
111	EQR-51 University, LLC	Delaware
112	EQR-71 Broadway, LLC	Delaware
113	EQR-140 Riverside, LLC.	Delaware
114	EQR-160 Riverside, LLC.	Delaware
115	EQR-175 Kent Avenue A, LLC	Delaware
116	EQR-175 Kent Avenue B, LLC	Delaware
117	EQR-180 Riverside, LLC.	Delaware
118	EQR-228 West 71st, LLC	Delaware
119	EQR-400 PAS, LLC	Delaware
120	EQR-401 Massachusetts, LLC	Delaware
121	EQR-425 Massachusetts, LLC	Delaware
122	EQR-600 Washington, L.L.C.	Delaware
123	EQR-722 W. Kennedy, LLC	Delaware
124	EQR-740 River Drive, L.L.C.	Delaware
125	EQR-1500 Mass, LLC	Delaware
126	EQR-2300 Elliott, LLC	Delaware
127	EQR-2400 Residential, L.L.C.	Delaware
128	EQR-Academy Village SPE, L.L.C.	Delaware
129	EQR-Academy Village, L.L.C.	Delaware
130	EQR-Acapella Pasadena GP, LLC	Delaware
131	EQR-Acapella Pasadena Limited Partnership	Delaware

	Entity	Formation State
132	EQR-Acheson Commons, LLC	Delaware
133	EQR-Acheson Commons Limited Partnership	Delaware
134	EQR-Acquisitions, LP	Delaware
135	EQR-Acquisitions GP, LLC	Delaware
136	EQR-Acton Berkeley Limited Partnership	Delaware
137	EQR-Acton Berkeley, LLC	Delaware
138	EQR-Alafaya Exchange, L.L.C.	Delaware
139	EQR-Alafaya, L.L.C.	Delaware
140	EQR-Alexan Terrace, L.L.C.	Delaware
141	EQR-Alexandria Orlando, L.L.C.	Delaware
142	EQR-Alexandria, L.L.C.	Delaware
143	EQR-Alta Crest, L.L.C.	Delaware
144	EQR-Anaheim, LLC	Delaware
145	EQR-Anaheim Limited Partnership	Delaware
146	EQR-Arboretum, L.L.C.	Delaware
147	EQR-Arches, LLC	Delaware
148	EQR-Arches Limited Partnership	Delaware
149	EQR-Arden Villas, L.L.C.	Delaware
150	EQR-ArtBHolder, L.L.C.	Delaware
151	EQR-ArtCapLoan, L.L.C.	Delaware
152	EQR-Artech Berkeley Limited Partnership	Delaware
153	EQR-Artech Berkeley LLC	Delaware
154	EQR-Artisan on Second Limited Partnership	Delaware
155	EQR-Artisan on Second, LLC	Delaware
156	EQR-Autumn River, L.L.C.	Delaware
157	EQR-Avanti, L.L.C.	Delaware
158	EQR-Avanti, L.P.	Delaware
159	EQR-Azure Creek, LLC	Delaware
160	EQR-Bachenheimer Berkeley Limited Partnership	Delaware
161	EQR-Bachenheimer Berkeley, LLC	Delaware
162	EQR-Back Bay Manor, LLC	Delaware
163	EQR-Barrington, L.L.C.	Delaware
164	EQR-Bay Hill Conversion, LLC	Delaware
165	EQR-Bay Hill, LP	Delaware
166	EQR-Bayview, LLC	Delaware
167	EQR-Bella Vista, LLC	Delaware
168	EQR-Bellagio, L.L.C.	Delaware
169	EQR-Bellevue Meadow GP Limited Partnership	Washington
170	EQR-Bellevue Meadow, LLC	Delaware
171	EQR-Bellevue Meadow Limited Partnership	Washington
172	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
173	EQR-Berkeleyan Berkeley, LLC	Delaware
174	EQR-Bond Partnership	Georgia
175	EQR-Boynton I, L.L.C.	Delaware
176	EQR-Boynton II, L.L.C.	Delaware

	Entity	Formation State
177	EQR-Bradley Park, L.L.C.	Delaware
178	EQR-Braintree, L.L.C.	Delaware
179	EQR-Bramblewood GP Limited Partnership	California
180	EQR-Bramblewood Limited Partnership	California
181	EQR-Breton Hammocks Financing Limited Partnership	Illinois
182	EQR-Breton Hammocks Vistas, Inc.	Illinois
183	EQR-Briarwood GP Limited Partnership	California
184	EQR-Briarwood Limited Partnership	California
185	EQR-Briarwood GP, LLC	Delaware
186	EQR-Brookdale Village, L.L.C.	Delaware
187	EQR-BS Financing Limited Partnership	Illinois
188	EQR-California Exchange, L.L.C.	Delaware
189	EQR-Camellero Financing Limited Partnership	Illinois
190	EQR-Camellero Vistas, Inc.	Illinois
191	EQR-Cape House I, LLC	Delaware
192	EQR-Cape House I, LP	Delaware
193	EQR-Cape House II, LLC	Delaware
194	EQR-Capital, LLC	Delaware
195	EQR-Carmel Terrace Vistas, Inc.	Illinois
196	EQR-Cascade, LLC	Delaware
197	EQR-Cedar Ridge GP, L.L.C.	Delaware
198	EQR-Cedar Ridge Limited Partnership	Illinois
199	EQR-Cedar Springs, LP	Delaware
200	EQR-Cedar Springs, LLC	Delaware
201	EQR-Centennial Court, L.L.C.	Delaware
202	EQR-Centennial Tower, L.L.C.	Delaware
203	EQR-Chardonnay Park, L.L.C.	Delaware
204	EQR-Chase, LLC	Delaware
205	EQR-Chase Oaks, LP	Delaware
206	EQR-Chase Oaks, LLC	Delaware
207	EQR-Chelsea, LLC	Delaware
208	EQR-Chelsea Square GP Limited Partnership	Washington
209	EQR-Chelsea Square Limited Partnership	Washington
210	EQR-Cherry Hill, L.L.C.	Delaware
211	EQR-Chickasaw Crossing, Inc.	Illinois
212	EQR-Chickasaw Crossing, L.L.C.	Delaware
213	EQR-Chinatown Gateway, L.L.C.	Delaware
214	EQR-CHMV GP, LLC	Delaware
215	EQR-CHMV, LP	Delaware
216	EQR-Church Corner, L.L.C.	Delaware
217	EQR-City Pointe, LLC	Delaware
218	EQR-City Pointe Limited Partnership	Delaware
219	EQR-Clarendon, LLC	Delaware
220	EQR-Cliffwalk, LLC	Delaware
221	EQR-Coachman Trails, L.L.C.	Delaware

	Entity	Formation State
222	EQR-Codelle Limited Partnership	Illinois
223	EQR-Codelle, L.L.C.	Delaware
224	EQR-Connor, L.L.C.	Delaware
225	EQR-Continental Villas Financing Limited Partnership	Illinois
226	EQR-Continental Vistas, Inc.	Illinois
227	EQR-Country Club Lakes, L.L.C.	Delaware
228	EQR-Creekside Oaks General Partnership	Illinois
229	EQR-Cypress Lake, L.L.C.	Delaware
230	EQR-Dania Beach Club, LLC	Delaware
231	EQR-Dartmouth Woods General Partnership	Illinois
232	EQR-Deer Creek, L.L.C.	Delaware
233	EQR-Deerwood Vistas, Inc.	Illinois
234	EQR-Del Lago Vistas, Inc.	Illinois
235	EQR-District Holding, LLC	Delaware
236	EQR-Doral Financing Limited Partnership	Illinois
237	EQR-Dublin I, LLC	Delaware
238	EQR-Dulles, LLC	Delaware
239	EQR-East 27th Street Apartments, LLC	Delaware
240	EQR-Eastbridge, L.L.C.	Delaware
241	EQR-Eastbridge, L.P.	Illinois
242	EQR-Ellipse, LLC	Delaware
243	EQR-Emerald Place Financing Limited Partnership	Illinois
244	EQR-Encore, LLC	Delaware
245	EQR-Encore Limited Partnership	Delaware
246	EQR-Enterprise Holdings, LLC	Delaware
247	EQR-EOI Financing Limited Partnership	Illinois
248	EQR-Essex Place Financing Limited Partnership	Illinois
249	EQR-EWR GP, LLC	Delaware
250	EQR-EWR Holding, LP	Delaware
251	EQR-Exchange, LLC	Delaware
252	EQR-Eye Street, LLC	Delaware
253	EQR-Fairfax Corner, L.L.C.	Delaware
254	EQR-Fairfield, L.L.C.	Delaware
255	EQR-Fancap 2000A Limited Partnership	Illinois
256	EQR-Fancap 2000A, L.L.C.	Delaware
257	EQR-Fankey 2004 Limited Partnership	Illinois
258	EQR-Fankey 2004, L.L.C.	Delaware
259	EQR-Fanwell 2007 GP, LLC	Delaware
260	EQR-Fanwell 2007 Limited Partnership	Delaware
261	EQR-Fielders Crossing GP, L.L.C.	Delaware
262	EQR-Fielders Crossing Limited Partnership	Illinois
263	EQR-Fine Arts Berkeley Limited Partnership	Delaware
264	EQR-Fine Arts Berkeley, LLC	Delaware
265	EQR-Flatlands, L.L.C.	Delaware
266	EQR-Fresca 2009, LP	Delaware

	Entity	Formation State
267	EQR-Fresca 2009, LLC	Delaware
268	EQR-Frewac 2008 GP, LLC	Delaware
269	EQR-Frewac 2008 Limited Partnership	Delaware
270	EQR-Gaia Berkeley Limited Partnership	Delaware
271	EQR-Gaia Berkeley, LLC	Delaware
272	EQR-Gallery Apartments Limited Partnership	Illinois
273	EQR-Gallery, L.L.C.	Delaware
274	EQR-Gateway at Malden Center, LLC	Delaware
275	EQR-Georgian Woods, L.L.C.	Delaware
276	EQR-Glendale, LLC	Delaware
277	EQR-GLO Apartments, LLC	Delaware
278	EQR-GLO Apartments Limited Partnership	Delaware
279	EQR-Governor's Place Financing Limited Partnership	Illinois
280	EQR-Governor's Vistas, Inc.	Illinois
281	EQR-Grandview I GP Limited Partnership	Nevada
282	EQR-Grandview I Limited Partnership	Nevada
283	EQR-Grandview II GP Limited Partnership	Nevada
284	EQR-Grandview II Limited Partnership	Nevada
285	EQR-Greenhaven GP Limited Partnership	California
286	EQR-Greenhaven Limited Partnership	California
287	EQR-Hampshire Place Conversion, LLC	Delaware
288	EQR-Hampshire Place, LP	Delaware
289	EQR-Harbor Steps Member, L.L.C.	Delaware
290	EQR-Harbor Steps, L.L.C.	Delaware
291	EQR-Heritage Ridge, L.L.C.	Delaware
292	EQR-Heritage Ridge, L.P.	Delaware
293	EQR-Herndon, L.L.C.	Delaware
294	EQR-Heronfield, LLC	Delaware
295	EQR-Highlands Ranch, L.L.C.	Delaware
296	EQR-Highlands, LLC	Delaware
297	EQR-Hikari GP, LLC	Delaware
298	EQR-Hikari Apartments, LP	California
299	EQR-Hikari Landlord, LP	California
300	EQR-Hikari Low-Income, LP	Delaware
301	EQR-Hillside Limited Partnership	Delaware
302	EQR-Hillside, LLC	Delaware
303	EQR-Holding, LLC	Delaware
304	EQR-Holding, LLC2	Delaware
305	EQR-Hudson Crossing, LLC	Delaware
306	EQR-Hudson Pointe, L.L.C.	Delaware
307	EQR-Huntington Park Vistas, Inc.	Illinois
308	EQR-Hyattsville, LLC	Delaware
309	EQR-Ivory Wood, L.L.C.	Delaware
310	EQR-Kelvin Court, LLC	Delaware
311	EQR-Keystone Financing G.P.	Illinois

	Entity	Formation State
312	EQR-Kings Colony, L.L.C.	Delaware
313	EQR-La Terrazza at Colma Station GP, LLC	Delaware
314	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
315	EQR-Lake Underhill, L.L.C.	Delaware
316	EQR-Lakeshore at Preston, LLC	Illinois
317	EQR-Lakeville Resort General Partnership	Illinois
318	EQR-Lawrence, L.L.C.	Delaware
319	EQR-Lexford Lender, L.L.C.	Delaware
320	EQR-Lexington Farm, L.L.C.	Delaware
321	EQR-Liberty Tower, LLC	Delaware
322	EQR-Lincoln Braintree, L.L.C.	Delaware
323	EQR-Lincoln Fairfax, L.L.C.	Delaware
324	EQR-Lincoln Laguna Clara L.P.	Delaware
325	EQR-Lincoln Santa Clara L.L.C.	Delaware
326	EQR-Lincoln Village (CA) II Limited Partnership	California
327	EQR-Lincoln Village I Vistas, Inc.	Illinois
328	EQR-Lincoln Village II Vistas, Inc.	Illinois
329	EQR-Lincoln Village III Vistas, Inc.	Illinois
330	EQR-Lindbergh Place, L.L.C.	Delaware
331	EQR-Lindley, LLC	Delaware
332	EQR-Lindley Limited Partnership	Delaware
333	EQR-Lodge (OK) GP Limited Partnership	Illinois
334	EQR-Lombard, L.L.C.	Delaware
335	EQR-Longwood Vistas, Inc.	Illinois
336	EQR-Loudoun, L.L.C.	Delaware
337	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
338	EQR-Madison & Henry, L.L.C.	Delaware
339	EQR-Manchester Hill Vistas, Inc.	Illinois
340	EQR-Marina Bay Apartments, L.L.C.	Delaware
341	EQR-Marina Bay, L.L.C.	Delaware
342	EQR-Market Street Landing, LLC	Delaware
343	EQR-Market Village Conversion, LLC	Delaware
344	EQR-Market Village, LP	Delaware
345	EQR-Marks West, L.L.C.	Delaware
346	EQR-Martins Landing, L.L.C.	Delaware
347	EQR-Melrose, LP	Delaware
348	EQR-Melrose, LLC	Delaware
349	EQR-MET CA Financing Limited Partnership	Illinois
350	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
351	EQR-Midtown 24, LLC	Delaware
352	EQR-Mill Creek II, LLC	Delaware
353	EQR-Mill Creek, L.L.C.	Delaware
354	EQR-Mill Creek III, LLC	Delaware
355	EQR-Millbrook I, L.L.C.	Delaware
356	EQR-Millikan Avenue, LP	Delaware

	Entity	Formation State
357	EQR-Millikan Avenue GP, LLC	Delaware
358	EQR-Miramar Lakes, L.L.C.	Delaware
359	EQR-Mission Bay Block 13, LLC	Delaware
360	EQR-Mission Bay Block 13 Limited Partnership	Delaware
361	EQR-Missions at Sunbow, L.L.C.	Delaware
362	EQR-Missouri, L.L.C.	Delaware
363	EQR-MLP 1, L.L.C.	Delaware
364	EQR-MLP 2, L.L.C.	Delaware
365	EQR-MLTA Apartments, LLC	Texas
366	EQR-Moda I, LLC	Delaware
367	EQR-Moda II, LLC	Delaware
368	EQR-Montclair Reserve, LLC	Delaware
369	EQR-Montclair, LLC	Delaware
370	EQR-Monte Viejo, L.L.C.	Delaware
371	EQR-Mosaic, L.L.C.	Delaware
372	EQR-Mountain Shadows GP Limited Partnership	Nevada
373	EQR-Mountain Shadows Limited Partnership	Nevada
374	EQR-MR McCaslin Riverhill, LLC	Texas
375	EQR-NEW LLC	Delaware
376	EQR-NEW LLC3	Maryland
377	EQR-New Carlyle, LP	Delaware
378	EQR-New Carlyle, LLC	Delaware
379	EQR-Newport Vistas, Inc.	Illinois
380	EQR-North Creek, L.L.C.	Delaware
381	EQR-Northpark, LLC	Delaware
382	EQR-Northpark Limited Partnership	Delaware
383	EQR-North Pier, L.L.C.	Delaware
384	EQR-Northampton II Vistas, Inc.	Illinois
385	EQR-Oak Mill, L.L.C.	Delaware
386	EQR-Oak, LLC	Delaware
387	EQR-Oak Park Limited Partnership	Delaware
388	EQR-Oaks at Falls Church, LLC	Delaware
389	EQR-Orchard Ridge Vistas, Inc.	Illinois
390	EQR-Oregon, L.L.C.	Delaware
391	EQR-Overlook Manor II, L.L.C.	Delaware
392	EQR-Palm Harbor, L.L.C.	Delaware
393	EQR-Palm Trace Landing, L.L.C.	Delaware
394	EQR-Paradise Pointe Vistas, Inc.	Illinois
395	EQR-Parc Vue, L.L.C.	Delaware
396	EQR-Park Place I General Partnership	Illinois
397	EQR-Park Place II General Partnership	Illinois
398	EQR-Park West (CA) Vistas, Inc.	Illinois
399	EQR-Parkside Limited Partnership	Texas
400	EQR-Peachtree A, L.L.C.	Delaware
401	EQR-Peachtree, L.L.C.	Delaware

	Entity	Formation State
402	EQR-Pegasus, LLC	Delaware
403	EQR-Pegasus Limited Partnership	Delaware
404	EQR-Pembroke Bay, L.L.C.	Delaware
405	EQR-Pershing, LLC	Delaware
406	EQR-Perimeter Center, L.L.C.	Delaware
407	EQR-Phipps, L.L.C.	Delaware
408	EQR-Piedmont, L.L.C.	Delaware
409	EQR-Pine Harbour Vistas, Inc.	Illinois
410	EQR-Plantation Financing Limited Partnership	Illinois
411	EQR-Plantation Vistas, Inc.	Illinois
412	EQR-Plantation, L.L.C.	Delaware
413	EQR-Pleasant Ridge Limited Partnership	Texas
414	EQR-Port Royale Vistas, Inc.	Illinois
415	EQR-Portland Center, L.L.C.	Delaware
416	EQR-Prime, L.L.C.	Delaware
417	EQR-Promenade Terrace GP, LLC	Delaware
418	EQR-Promenade Terrace Limited Partnership	Delaware
419	EQR-Prospect Towers Phase II LLC	Delaware
420	EQR-QRS Highline Oaks, Inc.	Illinois
421	EQR-Quail Run Vistas, Inc.	Illinois
422	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
423	EQR-Ranch at Fossil Creek, L.P.	Texas
424	EQR-Ravens Crest Vistas, Inc.	Illinois
425	EQR-Redmond Ridge, L.L.C.	Delaware
426	EQR-Redmond Way, LLC	Delaware
427	EQR-Regency Park, LLC	Delaware
428	EQR-Rehab Master GP, L.L.C.	Delaware
429	EQR-Rehab Master Limited Partnership	Delaware
430	EQR-Renaissance Villas, LLC	Delaware
431	EQR-Renaissance Villas Limited Partnership	Delaware
432	EQR-Reserve Square Limited Partnership	Illinois
433	EQR-Retail Marks, L.L.C.	Delaware
434	EQR-Rianna I, LLC	Delaware
435	EQR-Rianna II, LLC	Delaware
436	EQR-RID SP, L.L.C.	Delaware
437	EQR-River Park Limited Partnership	Illinois
438	EQR-Riverside Corp.	Delaware
439	EQR-Riverside Market, L.L.C.	Delaware
440	EQR-Rivertower, LLC	Delaware
441	EQR-Rivertower A, LLC	Delaware
442	EQR-Rivertower B, LLC	Delaware
443	EQR-Rivertower C, LLC	Delaware
444	EQR-Rivertower D, LLC	Delaware
445	EQR-Rivertower E, LLC	Delaware
446	EQR-Riverview Condos, L.L.C.	Delaware

	Entity	Formation State
447	EQR-Saddle Ridge Vistas, Inc.	Illinois
448	EQR-Sage, LLC	Delaware
449	EQR-Sakura Apartments, LP	California
450	EQR-Sakura GP, LLC	Delaware
451	EQR-Sakura Landlord, LP	California
452	EQR-Sakura Low-Income, LP	Delaware
453	EQR-Sawgrass Cove Vistas, Inc.	Illinois
454	EQR-Scarborough Square, L.L.C.	Delaware
455	EQR-Shadow Creek, L.L.C.	Delaware
456	EQR-Siena Terrace, L.L.C.	Delaware
457	EQR-Silver Spring Gateway, LLC	Delaware
458	EQR-Silver Spring Gateway Residential, LLC	Delaware
459	EQR-Silver Spring Residential Associates, LLC	Delaware
460	EQR-Skylark Limited Partnership	Delaware
461	EQR-Skyline Terrace Limited Partnership	Delaware
462	EQR-Skyline Terrace, LLC	Delaware
463	EQR-Skyline Towers, L.L.C.	Delaware
464	EQR-Smoketree, LLC	Delaware
465	EQR-Sombra 2008 GP, LLC	Delaware
466	EQR-Sombra 2008 Limited Partnership	Delaware
467	EQR-South Plainfield I, L.P.	Delaware
468	EQR-South Plainfield, L.L.C.	Delaware
469	EQR-Southwood GP Limited Partnership	California
470	EQR-Southwood Limited Partnership	California
471	EQR-Southwood LP I Limited Partnership	California
472	EQR-Southwood LP II Limited Partnership	California
473	EQR-Stonelake GP, L.L.C.	Delaware
474	EQR-Stonelake Limited Partnership	Illinois
475	EQR-Stoneleigh A, L.L.C.	Delaware
476	EQR-Stoneleigh B, L.L.C.	Delaware
477	EQR-Stoney Ridge SPE, L.L.C.	Delaware
478	EQR-Stoney Ridge, L.L.C.	Delaware
479	EQR-Stonybrook, L.L.C.	Delaware
480	EQR-Summer Creek, L.L.C.	Delaware
481	EQR-Summerwood Limited Partnership	California
482	EQR-Sunrise Developer, LLC	Delaware
483	EQR-Sunrise Member, LLC	Delaware
484	EQR-Surrey Downs GP Limited Partnership	Washington
485	EQR-Surrey Downs, LLC	Delaware
486	EQR-Surrey Downs Limited Partnership	Washington
487	EQR-Surrey Downs LP Limited Partnership	California
488	EQR-SWN Line Financing Limited Partnership	Illinois
489	EQR-SWN Line Vistas, Inc.	Illinois
490	EQR-Talleyrand, L.L.C.	Delaware
491	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois

	Entity	Formation State
492	EQR-Teresina Limited Partnership	Delaware
493	EQR-Teresina, LLC	Delaware
494	EQR-Terraces, LLC	Delaware
495	EQR-Terraces Limited Partnership	Delaware
496	EQR-The Ashton Limited Partnership	Delaware
497	EQR-The Carlyle, L.L.C.	Delaware
498	EQR-The Lakes at Vinings, L.L.C.	Delaware
499	EQR-The Oaks, LLC	Delaware
500	EQR-The Palms, L.L.C.	Delaware
501	EQR-The Plantations (NC) Vistas, Inc.	Illinois
502	EQR-The Retreat, L.L.C.	Delaware
503	EQR-The Ridge, L.L.C.	Delaware
504	EQR-The Waterford at Orange Park, Inc.	Illinois
505	EQR-The Waterford at Orange Park, L.L.C.	Delaware
506	EQR-Timberwood GP Limited Partnership	Colorado
507	EQR-Timberwood Limited Partnership	Colorado
508	EQR-Touriel Berkeley Limited Partnership	Delaware
509	EQR-Touriel Berkeley, LLC	Delaware
510	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware
511	EQR-Town Square at Millbrook, LLC	Delaware
512	EQR-Trails at Dominion General Partnership	Illinois
513	EQR-Turnberry, LP	Delaware
514	EQR-Turnberry, L.L.C.	Delaware
515	EQR-Turnberry Isle, LLC	Delaware
516	EQR-Turtle Run, L.L.C.	Delaware
517	EQR-Uptown Square, L.L.C.	Delaware
518	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
519	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
520	EQR-Uwajimaya Village, L.L.C.	Delaware
521	EQR-Valencia, L.L.C.	Delaware
522	EQR-Valley Park South Financing Limited Partnership	Illinois
523	EQR-Vantage Pointe, LLC	Delaware
524	EQR-Vantage Pointe A Limited Partnership	Delaware
525	EQR-Vantage Pointe B, LLC	Delaware
526	EQR-Vantage Pointe B Limited Partnership	Delaware
527	EQR-Vantage Pointe C, LLC	Delaware
528	EQR-Vantage Pointe C Limited Partnership	Delaware
529	EQR-Vantage Pointe D, LLC	Delaware
530	EQR-Vantage Pointe D Limited Partnership	Delaware
531	EQR-Vantage Pointe E, LLC	Delaware
532	EQR-Vantage Pointe E Limited Partnership	Delaware
533	EQR-Vantage Pointe F, LLC	Delaware
534	EQR-Vantage Pointe F Limited Partnership	Delaware
535	EQR-Vantage Pointe G, LLC	Delaware
536	EQR-Vantage Pointe G Limited Partnership	Delaware

	Entity	Formation State
537	EQR-Vantage Pointe H, LLC	Delaware
538	EQR-Vantage Pointe H Limited Partnership	Delaware
539	EQR-Vantage Pointe I, LLC	Delaware
540	EQR-Vantage Pointe I Limited Partnership	Delaware
541	EQR-Versailles I, LLC	Delaware
542	EQR-Versailles I Limited Partnership	Delaware
543	EQR-Versailles II, LLC	Delaware
544	EQR-Versailles II Limited Partnership	Delaware
545	EQR-Victor, L.L.C.	Delaware
546	EQR-Victor, L.P.	Delaware
547	EQR-View Pointe, L.L.C.	Delaware
548	EQR-Villa Long Beach, L.L.C.	Delaware
549	EQR-Villa Serenas General Partnership	Illinois
550	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
551	EQR-Villa Solana Vistas, Inc.	Illinois
552	EQR-Village Oaks, LLC	Illinois
553	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
554	EQR-Villas of Josey Ranch, LLC	Illinois
555	EQR-Vinings at Ashley Lake, L.L.C.	Delaware
556	EQR-Vintage I, L.P.	Delaware
557	EQR-Vintage II, L.L.C.	Delaware
558	EQR-Vista del Lago, LLC	Delaware
559	EQR-Vista del Lago, LP	Delaware
560	EQR-Vista Developer, LP	Delaware
561	EQR-Vista Member, LLC	Delaware
562	EQR-Vistas Courthouse A, LLC	Delaware
563	EQR-Vistas Courthouse B, LLC	Delaware
564	EQR-Vistas Courthouse C, LLC	Delaware
565	EQR-Virginia, L.L.C.	Delaware
566	EQR-Walden Park, LLC	Delaware
567	EQR-Warwick, L.L.C.	Delaware
568	EQR-Washington Fox Run Vistas, Inc.	Illinois
569	EQR-Washington, L.L.C.	Delaware
570	EQR-Waterfall, L.L.C.	Delaware
571	EQR-Waterford Place, L.L.C.	Delaware
572	EQR-Watermarke I, LLC	Delaware
573	EQR-Watermarke II, LLC	Delaware
574	EQR-Waterside, L.L.C.	Delaware
575	EQR-Waterways, L.L.C.	Delaware
576	EQR-Watson General Partnership	Illinois
577	EQR-Wellfan 2008 GP, LLC	Delaware
578	EQR-Wellfan 2008 Limited Partnership	Delaware
579	EQR-Wellington Green, L.L.C.	Delaware
580	EQR-Wellington Hill Financing Limited Partnership	Illinois
581	EQR-Wellington, L.L.C.	Delaware

	Entity	Formation State
582	EQR-West Coast Portfolio GP, LLC	Delaware
583	EQR-Westfield Village, L.L.C.	Delaware
584	EQR-Westport, L.L.C.	Delaware
585	EQR-West Seattle, LLC	Delaware
586	EQR-Weyer Vistas, Inc.	Illinois
587	EQR-Whisper Creek, L.L.C.	Delaware
588	EQR-Wimberly Apartment Homes, LLC	Texas
589	EQR-Windemere, LLC	Delaware
590	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
591	EQR-Winston, LLC	Delaware
592	EQR-Woodland Park, LLC	Delaware
593	EQR-Woodland Park Limited Partnership	Delaware
594	EQR-Woodland Park A, LLC	Delaware
595	EQR-Woodland Park A Limited Partnership	Delaware
596	EQR-Woodland Park B, LLC	Delaware
597	EQR-Woodland Park B Limited Partnership	Delaware
598	EQR-Woodland Park C, LLC	Delaware
599	EQR-Woodland Park C Limited Partnership	Delaware
600	EQR-Woodridge, L.L.C.	Delaware
601	EQR-Woodridge I GP Limited Partnership	Colorado
602	EQR-Woodridge I Limited Partnership	Colorado
603	EQR-Woodridge II GP Limited Partnership	Colorado
604	EQR-Woodridge II Limited Partnership	Colorado
605	EQR-Woodridge III Limited Partnership	Colorado
606	EQR-Woodside Vistas, Inc.	Illinois
607	EQR-Worldgate, LLC	Delaware
608	EQR-Wyndridge II, L.L.C.	Delaware
609	EQR-Wyndridge III, L.L.C.	Delaware
610	EQR-Yorktowne Financing Limited Partnership	Illinois
611	EQR-Zurich, L.L.C.	Delaware
612	EQR/KB California RCI LLC	Delaware
613	EQR/Lincoln Fort Lewis Communities LLC	Delaware
614	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
615	EQR/Lincoln RCI Southeast LLC	Delaware
616	Equity Apartment Management, LLC	Delaware
617	Equity Corporate Housing, Inc.	Ohio
618	Equity Marina Bay Phase II, L.L.C.	Delaware
619	Equity Residential Condominiums, LLC	Delaware
620	Equity Residential Foundation	Illinois
621	Equity Residential Management, L.L.C.	Delaware
622	Equity Residential Mortgage Holding Corp.	Delaware
623	Equity Residential Properties Management Corp.	Delaware
624	Equity Residential Properties Management Corp. II	Delaware
625	Equity Residential Properties Management Corp. Protective Trust II	Delaware
626	Equity Residential REIT Services Inc.	Delaware

	Entity	Formation State
627	Equity Residential Services II, LLC	Illinois
628	Equity Residential Services, L.L.C.	Delaware
629	Equity-Lodge Venture Limited Partnership	Illinois
630	Equity-Tasman Apartments LLC	Delaware
631	ERP Holding Co., Inc.	Delaware
632	ERP Operating Limited Partnership (Equity Residential only)	Illinois
633	ERP-New England Program, L.L.C.	Delaware
634	ERP-QRS Arbors, Inc.	Illinois
635	ERP-QRS BS, Inc.	Illinois
636	ERP-QRS Cedar Ridge, Inc.	Illinois
637	ERP-QRS Country Club I, Inc.	Illinois
638	ERP-QRS Country Club II, Inc.	Illinois
639	ERP-QRS Country Ridge, Inc.	Illinois
640	ERP-QRS CPRT II, Inc.	Illinois
641	ERP-QRS CPRT, Inc.	Illinois
642	ERP-QRS Emerald Place, Inc.	Illinois
643	ERP-QRS Essex Place, Inc.	Illinois
644	ERP-QRS Fairfield, Inc.	Illinois
645	ERP-QRS Flatlands, Inc.	Illinois
646	ERP-QRS Georgian Woods Annex, Inc.	Illinois
647	ERP-QRS Glenlake Club, Inc.	Illinois
648	ERP-QRS Grove L.P., Inc.	Illinois
649	ERP-QRS Lincoln, Inc.	Delaware
650	ERP-QRS Lodge (OK), Inc.	Illinois
651	ERP-QRS Magnum, Inc.	Illinois
652	ERP-QRS MET CA, Inc.	Illinois
653	ERP-QRS Northampton I, Inc.	Illinois
654	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
655	ERP-QRS SWN Line, Inc.	Illinois
656	ERP-QRS Towne Centre III, Inc.	Illinois
657	ERP-QRS Towne Centre IV, Inc.	Illinois
658	ERP-Southeast Properties, L.L.C.	Georgia
659	ET 400 PAS, LLC	Delaware
660	Evans Withycombe Finance Partnership, L.P.	Delaware
661	Evans Withycombe Management, Inc.	Arizona
662	Evans Withycombe Residential, L.P.	Delaware
663	Feather River Community Rentals, L.P.	California
664	Feather River G.P. Corp.	Delaware
665	Florida Partners G.P.	Illinois
666	Fort Lewis SPE, Inc.	Delaware
667	Four Lakes Condominium II, LLC	Delaware
668	Four Lakes Condominium III, LLC	Delaware
669	Four Lakes Condominium IV, LLC	Delaware
670	Four Lakes Condominium V, L.L.C.	Delaware
671	Four Lakes Condominium, LLC	Delaware

	Entity	Formation State
672	Fox Ridge Associates, L.P.	California
673	Fox Ridge G.P. Corp.	Delaware
674	Foxwoodburg Associates, L.L.C.	Delaware
675	GC Chaparral Associates, L.P.	Delaware
676	GC Country Club Woods Associates, L.P.	Delaware
677	GC Country Club Woods, L.P.	Delaware
678	GC Greenbriar Associates, L.P.	Delaware
679	GC Greenbriar, L.P.	Delaware
680	GC Hessian Hills Associates, L.P.	Delaware
681	GC Hessian Hills, L.P.	Delaware
682	GC High River Associates, L.P.	Delaware
683	GC High River, L.P.	Delaware
684	GC Pembroke Associates, L.P.	Delaware
685	GC Southeast Partners, L.P.	Delaware
686	GC Spring Lake Manor Associates, L.P.	Delaware
687	GC Spring Lake Manor, L.P.	Delaware
688	GC Three Chopt West Associates, L.P.	Delaware
689	GC Three Chopt West, L.P.	Delaware
690	GC Town & Country/Country Place Associates, L.P.	Delaware
691	GC Town & Country/Country Place, L.P.	Delaware
692	GC Townhouse Associates, L.P.	Delaware
693	GC Townhouse, L.P.	Delaware
694	GC Twin Gates East Associates, L.P.	Delaware
695	GC Twin Gates East, L.P.	Delaware
696	GC Will-O-Wisp Arms Associates, L.P.	Delaware
697	GC Will-O-Wisp Arms, L.P.	Delaware
698	Geary Courtyard Associates	California
699	Georgian Woods Annex Associates	Maryland
700	Glenlake Club Limited Partnership	Illinois
701	Governor's Green I Trust	Delaware
702	Governor's Green II Trust	Delaware
703	Governor's Green III Trust	Delaware
704	GPT-929 House, LLC	Delaware
705	GPT-Abington Glen, LLC	Delaware
706	GPT-Abington Land, LLC	Delaware
707	GPT-Acton, LLC	Delaware
708	GPT-Briar Knoll, LLC	Delaware
709	GPT-CC, LLC	Delaware
710	GPT-Cedar Glen, LLC	Delaware
711	GPT-CG, LLC	Delaware
712	GPT-Chestnut Glen, LLC	Delaware
713	GPT-Conway Court, LLC	Delaware
714	GPT-East Haven, LLC	Delaware
715	GPT-East Providence, LLC	Delaware
716	GPT-Enfield, LLC	Delaware

	Entity	Formation State
717	GPT-Glen Grove, LLC	Delaware
718	GPT-Glen Meadow, LLC	Delaware
719	GPT-GOF II, LLC	Delaware
720	GPT-Gosnold Grove, LLC	Delaware
721	GPT-GPIII, LLC	Delaware
722	GPT-Heritage Green, LLC	Delaware
723	GPT-HG, LLC	Delaware
724	GPT-High Meadow, LLC	Delaware
725	GPT-Highland Glen, LLC	Delaware
726	GPT-Jaclen Tower, LLC	Delaware
727	GPT-Longfellow Glen, LLC	Delaware
728	GPT-Nehoiden Glen, LLC	Delaware
729	GPT-Noonan Glen, LLC	Delaware
730	GPT-Norton Glen, LLC	Delaware
731	GPT-Old Mill Glen, LLC	Delaware
732	GPT-Phillips Park, LLC	Delaware
733	GPT-Plainville, LLC	Delaware
734	GPT-RG Amherst, LLC	Delaware
735	GPT-RG Fall River, LLC	Delaware
736	GPT-RG Milford, LLC	Delaware
737	GPT-RG, LLC	Delaware
738	GPT-Rockingham Glen, LLC	Delaware
739	GPT-SHG, LLC	Delaware
740	GPT-Sturbridge, LLC	Delaware
741	GPT-Summer Hill Glen, LLC	Delaware
742	GPT-Tanglewood, LLC	Delaware
743	GPT-Webster Green, LLC	Delaware
744	GPT-West Springfield, LLC	Delaware
745	GPT-Westfield, LLC	Delaware
746	GPT-Westwood Glen, LLC	Delaware
747	GPT-WG, LLC	Delaware
748	GPT-WILG, LLC	Delaware
749	GPT-Wilkens Glen, LLC	Delaware
750	GPT-Winchester Wood, LLC	Delaware
751	GPT-Windsor, LLC	Delaware
752	GR-Cedar Glen, LP	Delaware
753	GR-Conway Court, L.P.	Delaware
754	GR-Farmington Summit, LLC	Delaware
755	GR-Heritage Court, L.L.C.	Delaware
756	GR-Highland Glen, L.P.	Delaware
757	GR-Northeast Apartments Associates, LLC	Delaware
758	GR-Rockingham Glen, L.P.	Delaware
759	GR-Summer Hill Glen, L.P.	Delaware
760	GR-West Hartford Center, LLC	Delaware
761	GR-Westwood Glen, L.P.	Delaware

	Entity	Formation State
762	GR-Westwynd Associates, LLC	Delaware
763	GR-Wilkens Glen, L.P.	Delaware
764	Grand Oasis Condominium, L.L.C.	Delaware
765	GranTree Corporation	Oregon
766	Greenfield Village Association, Inc.	Connecticut
767	Greentree Apartments Limited Partnership	Maryland
768	Greenwich Woods Associates Limited Partnership	Maryland
769	Greenworks Renewable Energy, LLC	Delaware
770	Grove Development LLC	Delaware
771	Grove Operating, L.P.	Delaware
772	Grove Rocky Hill, L.L.C.	Delaware
773	Guilford Company, Inc.	Alabama
774	Hessian Hills Apartment Associates Ltd.	Alabama
775	HEW-RAD Realty Corp.	New York
776	HEW SUB LLC	New York
777	Hidden Lake Associates, L.P.	California
778	Hidden Lake G.P. Corp.	Delaware
779	High River Associates, Ltd.	Alabama
780	High River Phase I, Ltd.	Alabama
781	Hunter's Glen General Partnership	Illinois
782	Kelvin Court Limited Partnership	Delaware
783	Kingsport Apartments, L.L.C.	Virginia
784	Lakeview Community Rentals, L.P.	California
785	Lakeview G.P. Corp.	Delaware
786	Lakewood Community Rentals G.P. Corp.	Delaware
787	Lakewood Community Rentals, L.P.	California
788	Landon Legacy Partners Limited	Texas
789	Landon Prairie Creek Partners Limited	Texas
790	Lantern Cove Associates, L.P.	California
791	Lantern Cove G.P. Corp.	Delaware
792	Lawrence Downtown Holdings, LLC	Delaware
793	Lawrence Street Borrower, LLC	Delaware
794	Lawrence Street Partners, LLC	Delaware
795	Lenox Place Limited Partnership	Texas
796	Lewis-McChord Communities, LLC	Delaware
797	Lexford GP II, LLC	Delaware
798	Lexford GP III, LLC	Florida
799	Lexford Guilford GP, LLC	Ohio
800	Lexford Guilford, Inc.	Ohio
801	Lexford Partners, L.L.C.	Ohio
802	Lexford Properties, L.P.	Ohio
803	Lincoln Herndon Residential LLC	Delaware
804	Lincoln Maples Associates LLC	Delaware
805	Longview Place, LLC	Delaware
806	LPC Union Apartments LLC	Delaware

	Entity	Formation State
807	LPC Union Apartments LP	Delaware
808	Meridian Guilford BGP Corporation	Delaware
809	Meridian Guilford CGP Corporation	Delaware
810	Meridian Guilford NLPGP Corporation	Delaware
811	Meridian Guilford PGP Corporation	Delaware
812	Merry Land DownREIT I LP	Georgia
813	Mesa del Oso Associates, L.P.	California
814	Mesa del Oso G.P. Corp.	Delaware
815	Mission Verde Condominium Homeowners Association	California
816	ML North Carolina Apartments LP	Georgia
817	ML Tennessee Apartments LP	Georgia
818	Mobile Apartment Associates Ltd.	Alabama
819	Montgomery Real Estate Investors, Ltd.	Alabama
820	Mozaic Loan Acquisition, LP	Delaware
821	Multifamily Portfolio LP Limited Partnership	Delaware
822	Multifamily Portfolio Partners, Inc.	Delaware
823	NHP-HS Four, Inc.	Delaware
824	Ninth Avenue and 38th Street, L.L.C.	Delaware
825	North Pier L.L.C.	Delaware
826	Oak Mill II Apartments, L.L.C.	Maryland
827	Oaks at Baymeadows Associates	Florida
828	Old Redwoods LLC	Delaware
829	PHS-HEW SUB LLC	New York
830	PHS SUB LLC	New York
831	Pines Whisper, LLC	Florida
832	Pointe East Condominium, LLC	Delaware
833	Port Royale Holdings, LLC	Delaware
834	Prince George's Metro Apartments, LLC	Delaware
835	PSH Realty Corp.	New York
836	Purcel Woodward and Ames, L.L.C.	New York
837	QRS-740 River Drive, Inc.	Illinois
838	QRS-Arboretum, Inc.	Illinois
839	QRS-ArtCapLoan, Inc.	Illinois
840	QRS-Bond, Inc.	Illinois
841	QRS-Chardonnay Park, Inc.	Illinois
842	QRS-Codelle, Inc.	Illinois
843	QRS-Connor, Inc.	Illinois
844	QRS-Cove, Inc.	Illinois
845	QRS-Employer, Inc.	Delaware
846	QRS-Fancap 2000A, Inc.	Illinois
847	QRS-Fernbrook, Inc.	Illinois
848	QRS-Greentree I, Inc.	Illinois
849	QRS-LLC, Inc.	Illinois
850	QRS-Marks A, Inc.	Illinois
851	QRS-Marks B, Inc.	Illinois

	Entity	Formation State
852	QRS-North Hill, Inc.	Illinois
853	QRS-RWE, Inc.	Texas
854	QRS-Scarborough, Inc.	Illinois
855	QRS-Siena Terrace, Inc.	Illinois
856	QRS-Summit Center, Inc.	Illinois
857	QRS-Towers at Portside, Inc.	Illinois
858	QRS-Townhomes of Meadowbrook, Inc.	Illinois
859	QRS-Vinings at Ashley Lake, Inc.	Illinois
860	QRS-Warwick, Inc.	Illinois
861	QRS-Waterfall, Inc.	Illinois
862	Ravenwood Associates Ltd.	Alabama
863	Reserve Square, Inc.	Ohio
864	Residential Insurance Agency, LLC (DE)	Delaware
865	Residential Insurance Agency, LLC (OH)	Ohio
866	River's Bend of Windsor Condominium Association, Inc.	Connecticut
867	Rosehill Pointe General Partnership	Illinois
868	Sarasota Beneva Place Associates, Ltd.	Florida
869	Scarborough Associates	Maryland
870	Schooner Bay I Associates, L.P.	California
871	Schooner Bay I G.P. Corp.	Delaware
872	Schooner Bay II Associates, L.P.	California
873	Schooner Bay II G.P. Corp.	Delaware
874	Seagull Drive Joint Venture	Florida
875	Second Country Club Associates Limited Partnership	Maryland
876	Second Georgian Woods Limited Partnership	Maryland
877	Sheffield Apartments, L.L.C.	Virginia
878	Songbird General Partnership	Illinois
879	South Shore Associates, L.P.	California
880	South Shore G.P. Corp.	Delaware
881	Spring Lake Manor Associates, Ltd.	Alabama
882	Springbrook Land, L.L.C.	Delaware
883	Squaw Peak Condominium, L.L.C.	Delaware
884	Summit Center, LLC	Florida
885	Sunny Oak Village General Partnership	Illinois
886	Sunrise Village Development, LLC	Delaware
887	Sunrise Village Joint Venture, LLC	Delaware
888	Tanglewood Apartments, L.L.C.	Virginia
889	The Cleo Homeowners' Association	California
890	The Crossings Associates	Florida
891	The Gates of Redmond, L.L.C.	Washington
892	The Landings Holding Company, L.L.C.	New Jersey
893	The Landings Urban Renewal Company, L.L.C.	New Jersey
894	Third Greentree Associates Limited Partnership	Maryland
895	Tierra Antigua Associates, L.P.	California
896	Tierra Antigua G.P. Corp.	Delaware

	Entity	Formation State
897	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
898	Townhouse Apartment Associates, Ltd.	Alabama
899	Twin Gates Apartments Associates Ltd.	Alabama
900	Venetian Condominium, L.L.C.	Delaware
901	Verona Condominium, L.L.C.	Delaware
902	Vinings Club at Metrowest Limited Partnership	Texas
903	Vintage Associates	California
904	Vintage Ontario, LLC	Delaware
905	Vista Montana Park Apartments Holdings, LLC	Delaware
906	Vista Montana Park Homes LLC	Delaware
907	Wadlington Investments General Partnership	Illinois
908	Wadlington, Inc.	Illinois
909	Waterfield Square I Associates, L.P.	California
910	Waterfield Square I G.P. Corp.	Delaware
911	Waterfield Square II Associates, L.P.	California
912	Waterfield Square II G.P. Corp.	Delaware
913	Watermarke Associates	Delaware
914	Wellsford Marks B Corp.	Colorado
915	Wellsford San Tropez Corporation	Arizona
916	Wellsford Warwick Corp.	Colorado
917	Western Hill Condominium Association	Washington
918	Westgate Pasadena, LLC	Delaware
919	Westgate Pasadena Apartments GP, LLC	Delaware
920	Westgate Pasadena Apartments, L.P.	Delaware
921	Westgate Pasadena Block 2, LLC	Delaware
922	WHRP, Inc.	Maryland
923	Will-O-Wisp Associates Ltd.	Alabama
924	Willow Brook Associates, L.P.	California
925	Willow Brook G.P. Corp.	Delaware
926	Willow Creek Community Rentals, L.P.	California
927	Willow Creek G.P. Corp.	Delaware
928	WNY Parkland Holdings, LLC	Delaware
929	Woodbine Properties	Missouri
930	Woolbright Place Master Association, Inc.	Florida